UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2023

Generation Bio Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39319	81-4301284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney Street Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 655-7500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Generation Bio Co. (the “Company”) is aware of media reports regarding the liquidity concerns at Silicon Valley Bank (“SVB”). The Company currently maintains a de minimis amount of cash and cash equivalents, in the mid-single-digit millions of U.S. dollars, with SVB. The Company reaffirms its estimate that its cash, cash equivalents and marketable securities will be sufficient to fund its operating plan into 2025.

The information in this Item 7.01 on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filling.

Forward-Looking Statements

Any statements in this report about future expectations, plans and prospects for the company, including statements about the cash resources and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: uncertainties inherent in the identification and development of product candidates, including the conduct of research activities, the initiation and completion of preclinical studies and clinical trials and clinical development of the company’s product candidates; uncertainties as to the availability and timing of results from preclinical studies and clinical trials; whether results from earlier preclinical studies will be predictive of the results of later preclinical studies and clinical trials; uncertainties regarding the rapid enzymatic synthesis manufacturing process; uncertainties regarding the company’s ability to assign or sublease its manufacturing property; challenges in the manufacture of genetic medicine products; whether the company’s cash resources are sufficient to fund the company’s operating expenses and capital expenditure requirements for the period anticipated; the impact of the COVID-19 pandemic on the company’s business and operations; expectations for regulatory approvals to conduct trials or to market products; as well as the other risks and uncertainties set forth in the “Risk Factors” section of our most recent annual report on Form 10-K which is on file with the Securities and Exchange Commission, and in subsequent filings the company may make with the Securities and Exchange Commission. In addition, the forward-looking statements included in this report represent the company’s views as of the date hereof. The company anticipates that subsequent events and developments will cause the company’s views to change. However, while the company may elect to update these forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the company’s views as of any date subsequent to the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION BIO CO.

Date: March 10, 2023	By:	/s/ Geoff McDonough
Name: Geoff McDonough, M.D.
Title: President and Chief Executive Officer